                                                                    EXHIBIT 99.4

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                    OWNIT, SERIES 2005-1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[384,076,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2005-1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                FEBRUARY 1, 2005

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                    OWNIT, SERIES 2005-1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS
Aggregate Outstanding                                $48,174,767
Principal Balance
Aggregate Original Principal                         $48,321,351
Balance
Number of Mortgage Loans                                     861

                                          MINIMUM      MAXIMUM       AVERAGE (1)
                                         ---------    ---------     ------------
Original Principal Balance                $10,000      $221,750       $56,122
Outstanding Principal Balance             $ 9,974      $221,151       $55,952

                                   MINIMUM      MAXIMUM     WEIGHTED AVERAGE (2)
                                  ---------    ---------    --------------------
Original Term (mos)                   180           360             272
Stated remaining Term (mos)           173           356             267
Loan Age (mos)                          4             7               5
Current Interest Rate               7.750%       12.375%          9.651%
Original Loan-to-Value              40.00%       100.00%          99.00%
Credit Score (3)                      569           815             681

                                         EARLIEST      LATEST
                                        ----------   ----------
Maturity Date                           06/01/2019   09/01/2034

                                     PERCENT OF      YEAR OF        PERCENT OF
LIEN POSITION                      MORTGAGE POOL   ORIGINATION    MORTGAGE POOL
1st Lien                                0.00%      2004              100.00%
2nd Lien                              100.00

OCCUPANCY                                          Purchase           89.59%
Primary                                99.84%      Refinance -         1.85
                                                   Rate/Term
Second Home                             0.00       Refinance -         8.56
                                                   Cashout
Investment                              0.16

LOAN TYPE                                          Single Family      85.25%
Fixed Rate                            100.00%      Condominium         7.86
ARM                                     0.00       Two- to             0.86
                                                   Four-Family
                                                   Planned Unit        6.03
                                                   Development

AMORTIZATION TYPE
Fully Amortizing                           52.40%
Interest Only                               0.00
Balloon                                    47.60

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

MORTGAGE RATES

                      NUMBER         AGGREGATE                              WEIGHTED       AVERAGE     WEIGHTED
                        OF           PRINCIPAL     PERCENT OF   WEIGHTED     AVERAGE       PRINCIPAL    AVERAGE   PERCENT
RANGE OF             MORTGAGE        BALANCE        MORTGAGE     AVERAGE     CREDIT         BALANCE     ORIGINAL    FULL
MORTGAGE RATES        LOANS         OUTSTANDING      POOL        COUPON      SCORE        OUTSTANDING     LTV        DOC
--------------       --------       -----------    ----------   --------    --------      -----------  ---------  -------
7.501% to 8.000%           46       $ 2,533,385          5.26%     7.971%        718         $ 55,074      99.24%   89.47%
8.001% to 8.500%           77         4,158,216          8.63      8.332         720           54,003      99.28    86.82
8.501% to 9.000%          195        12,234,733         25.40      8.864         715           62,742      99.39    38.33
9.001% to 9.500%          142         7,630,200         15.84      9.297         692           53,734      98.57    40.69
9.501% to 10.000%          97         5,961,612         12.37      9.880         670           61,460      97.97    29.81
10.001% to 10.500%         80         4,071,714          8.45     10.246         653           50,896      99.18    63.70
10.501% to 11.000%         57         3,744,860          7.77     10.814         637           65,699      98.63    61.70
11.001% to 11.500%        124         5,894,375         12.24     11.321         628           47,535      99.47    83.36
11.501% to 12.000%         41         1,822,851          3.78     11.719         622           44,460      99.83    84.11
12.001% to 12.500%          2           122,820          0.25     12.351         648           61,410      93.89    19.39
                     --------       -----------    ----------   --------    --------      -----------  ---------  -------
TOTAL:                    861       $48,174,767        100.00%     9.651%        681         $ 55,952      99.00%   55.68%
                     ========       ===========    ==========   ========    ========      ===========  =========  =======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 7.750% per annum to 12.375% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 9.651% per annum.

REMAINING MONTHS TO STATED MATURITY

                            NUMBER      AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                              OF        PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE      PERCENT
RANGE OF                   MORTGAGE      BALANCE      MORTGAGE      AVERAGE    CREDIT      BALANCE    ORIGINAL       FULL
REMAINING TERMS (MONTHS)    LOANS      OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING    LTV          DOC
------------------------   --------   ------------   ----------   ---------   --------   -----------  ---------    -------
169 to 180                      363   $ 22,936,766        47.61%      9.626%       684       $63,187      99.41%     49.66%
229 to 240                       12   $    918,743       191.00%    950.500%       702       $76,562    9873.00%   3194.00%
349 to 360                      486   $ 24,319,257      5048.00%    968.100%       677       $50,040    9863.00%   6225.00%
                           --------   ------------   ----------   ---------   --------   -----------  ---------    -------
TOTAL:                          861   $ 48,174,767       100.00%      9.651%       681       $55,952      99.00%     55.68%
                           ========   ============   ==========   =========   ========   ===========  =========    =======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 356 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 267 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                 NUMBER      AGGREGATE                                WEIGHTED    AVERAGE     WEIGHTED
                                   OF        PRINCIPAL     PERCENT OF    WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE    PERCENT
RANGE OF ORIGINAL MORTGAGE      MORTGAGE     BALANCE        MORTGAGE     AVERAGE       CREDIT     BALANCE     ORIGINAL      FULL
LOAN PRINCIPAL BALANCES          LOANS      OUTSTANDING       POOL        COUPON       SCORE    OUTSTANDING      LTV        DOC
-------------------------       --------   ------------    ----------    --------     --------  -----------   --------    -------
$50,000 or less                      437   $ 15,548,643         32.28%      9.861%         671     $ 35,580      99.17%     66.67%
$50,001 to $100,000                  367     25,544,087         53.02       9.553          686       69,602      99.12      45.66
$100,001 to $150,000                  52      6,195,126         12.86       9.690          680      119,137      98.15      63.04
$150,001 to $200,000                   4        665,759          1.38       8.340          742      166,440     100.00     100.00
$200,001 to $250,000                   1        221,151          0.46       9.125          664      221,151      95.00     100.00
                                --------   ------------    ----------    --------     --------  -----------   --------    -------
TOTAL:                               861   $ 48,174,767        100.00%      9.651%         681     $ 55,952      99.00%     55.68%
                                ========   ============    ==========    ========     ========  ===========   ========    =======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $9,974 to approximately $221,151 and the average outstanding principal balance of the Mortgage Loans was approximately $55,952.

PRODUCT TYPES

                         NUMBER        AGGREGATE                             WEIGHTED    AVERAGE      WEIGHTED
                           OF          PRINCIPAL   PERCENT OF    WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                        MORTGAGE        BALANCE     MORTGAGE      AVERAGE     CREDIT      BALANCE      ORIGINAL    FULL
PRODUCT TYPES             LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV         DOC
-------------           --------    ------------   ----------    --------    --------   -----------   ---------   -------
15 Year Fixed Loans            1    $     39,544         0.08%      9.990%        664      $ 39,544      100.00%     0.00%
20 Year Fixed Loans           11         884,161         1.84       9.564         705        80,378       98.68     33.19
30 Year Fixed Loans          486      24,319,257        50.48       9.681         677        50,040       98.63     62.25
Balloon Loans                363      22,931,804        47.60       9.623         684        63,173       99.41     49.67
                        --------    ------------   ----------    --------    --------   -----------   ---------   -------
TOTAL:                       861    $ 48,174,767       100.00%      9.651%        681      $ 55,952       99.00%    55.68%
                        =======     ============   ==========    ========    ========   ===========   =========   =======

ADJUSTMENT TYPE

                     NUMBER       AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
                       OF         PRINCIPAL   PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                    MORTGAGE        BALANCE    MORTGAGE     AVERAGE     CREDIT     BALANCE       ORIGINAL     FULL
ADJUSTMENT TYPE      LOANS      OUTSTANDING     POOL        COUPON      SCORE     OUTSTANDING      LTV         DOC
---------------     --------   ------------   ----------   --------    --------   -----------    --------   -------
Fixed Rate               861   $ 48,174,767       100.00%     9.651%        681       $55,952       99.00%    55.68%
                    --------   ------------   ----------   --------    --------   -----------    --------   -------
TOTAL:                   861   $ 48,174,767       100.00%     9.651%        681       $55,952       99.00%    55.68%
                    ========   ============   ==========   ========    ========   ===========    ========   =======

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                       NUMBER      AGGREGATE                             WEIGHTED    AVERAGE      WEIGHTED
                         OF        PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
GEOGRAPHIC            MORTGAGE      BALANCE       MORTGAGE      AVERAGE   CREDIT     BALANCE      ORIGINAL      FULL
DISTRIBUTION            LOANS      OUTSTANDING      POOL         COUPON   SCORE     OUTSTANDING     LTV         DOC
------------          --------    ------------   ----------    --------  --------   -----------   --------    -------
Arizona                     50    $  1,778,595         3.69%      9.863%      663      $ 35,572      99.90%     85.97%
California                 462      32,396,497        67.25       9.525       687        70,122      98.82      47.78
Colorado                    97       3,947,345         8.19      10.193       663        40,694      98.84      75.88
Georgia                     21         741,586         1.54      10.591       639        35,314      98.89      43.40
Idaho                        1          28,225         0.06      10.125       650        28,225     100.00       0.00
Michigan                     4         175,115         0.36       9.414       682        43,779     100.00       0.00
Nevada                       3         115,970         0.24      10.649       670        38,657      97.00      19.63
North Carolina               1          23,362         0.05      11.500       603        23,362     100.00     100.00
Ohio                         5         227,923         0.47       9.492       684        45,585     100.00      60.34
Oregon                      75       2,656,101         5.51       9.817       672        35,415      99.69      64.31
Tennessee                   12         384,451         0.80       7.990       629        32,038     100.00      91.00
Washington                 129       5,673,250        11.78       9.826       677        43,979      99.45      74.54
Wyoming                      1          26,345         0.05      10.375       654        26,345     100.00     100.00
                      --------    ------------   ----------    --------  --------   -----------   --------    -------
TOTAL:                     861    $ 48,174,767       100.00%      9.651%      681      $ 55,952      99.00%     55.68%
                      ========    ============   ==========    ========  ========   ===========   ========    =======

No more than approximately 1.50% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                         NUMBER        AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED
                           OF          PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF ORIGINAL       MORTGAGE        BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE     ORIGINAL      FULL
LOAN-TO-VALUE RATIOS     LOANS        OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING      LTV        DOC
--------------------    --------     ------------   ----------  --------  --------   -----------   --------    -------
50.00% or less                 4     $    306,032         0.64%    9.409%      686      $ 76,508      40.01%     19.09%
75.01% to 80.00%               1           25,956         0.05    11.375       586        25,956      78.79       0.00
80.01% to 85.00%               7          449,774         0.93     9.802       668        64,253      83.86      64.64
85.01% to 90.00%              22        1,114,237         2.31     9.857       659        50,647      89.88      50.62
90.01% to 95.00%              27        1,647,966         3.42     9.598       677        61,036      94.77      63.81
95.01% to 100.00%            800       44,630,801        92.64     9.647       682        55,789      99.96      55.70
                        --------     ------------   ----------  --------  --------   -----------   --------    -------
TOTAL:                       861     $ 48,174,767       100.00%    9.651%      681      $ 55,952      99.00%     55.68%
                        ========     ============   ==========  ========  ========   ===========   ========    =======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 40.00% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 100.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.00%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.96%.

ORIGINAL PREPAYMENT PENALTY TERM

                        NUMBER     AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED
                          OF       PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
ORIGINAL PREPAYMENT    MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE     ORIGINAL     FULL
PENALTY TERM            LOANS     OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING     LTV        DOC
-------------------    --------   -----------   ----------  --------  --------   -----------   --------   -------
None                        244   $10,672,039        22.15%   10.000%      674      $ 43,738      99.20%    71.01%
12 Months                    17     1,210,240         2.51    10.060       680        71,191      98.24     45.55
24 Months                   539    33,127,674        68.77     9.563       683        61,461      98.95     49.21
36 Months                    57     2,975,042         6.18     9.183       682        52,194      99.12     77.33
60 Months                     4       189,771         0.39    10.153       653        47,443      99.99     47.91
                       --------   -----------   ----------  --------  --------   -----------   --------   -------
TOTAL:                      861   $48,174,767       100.00%    9.651%      681      $ 55,952      99.00%    55.68%
                       ========   ===========   ==========  ========  ========   ===========   ========   =======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

CREDIT SCORES

                          NUMBER     AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED
                            OF       PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
RANGE OF                 MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE     ORIGINAL     FULL
CREDIT SCORES             LOANS     OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING     LTV        DOC
-------------            --------   -----------   ----------  --------  --------   -----------   --------   -------
569 to 575                      2   $    95,519         0.20%    9.935%      570      $ 47,760     100.00%   100.00%
576 to 600                     11       547,859         1.14    10.706       593        49,805      96.61     60.10
601 to 625                    106     5,290,200        10.98    11.174       612        49,908      99.63     92.89
626 to 650                    142     7,298,401        15.15    10.677       640        51,397      99.07     75.75
651 to 675                    184    10,330,780        21.44     9.895       664        56,146      99.15     53.38
676 to 700                    169     9,834,783        20.41     9.127       688        58,194      97.82     49.63
701 to 725                    105     6,039,205        12.54     8.737       712        57,516      99.16     36.08
726 to 750                     75     4,549,377         9.44     8.680       738        60,658      99.85     39.97
751 to 775                     49     3,028,108         6.29     8.763       763        61,798      99.74     36.88
776 to 800                     15       936,829         1.94     8.757       786        62,455      99.34     45.30
801 to 815                      3       223,706         0.46     9.483       805        74,569      99.99      9.75
                         --------   -----------   ----------  --------  --------   -----------   --------   -------
TOTAL:                        861   $48,174,767       100.00%    9.651%      681      $ 55,952      99.00%    55.68%
                         ========   ===========   ==========  ========  ========   ===========   ========   =======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 569 to 815 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 681.

LOAN PURPOSE

                           NUMBER     AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE     ORIGINAL     FULL
LOAN PURPOSE               LOANS     OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING     LTV        DOC
------------              --------   -----------   ----------  --------  --------   -----------   --------   -------
Purchase                       757   $43,160,922        89.59%    9.601%      683      $ 57,016      99.11%    53.70%
Refinance - Cashout             81     4,122,783         8.56    10.055       661        50,899      98.16     71.29
Refinance - Rate Term           23       891,062         1.85    10.214       648        38,742      97.67     79.17
                          --------   -----------   ----------  --------  --------   -----------   --------   -------
TOTAL:                         861   $48,174,767       100.00%    9.651%      681      $ 55,952      99.00%    55.68%
                          ========   ===========   ==========  ========  ========   ===========   ========   =======

PROPERTY TYPE

                            NUMBER     AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED
                              OF       PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                           MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE     ORIGINAL     FULL
PROPERTY TYPE               LOANS     OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING     LTV        DOC
-------------              --------   -----------   ----------  --------  --------   -----------   --------   -------
Single Family                   730   $41,069,196        85.25%    9.648%      680      $ 56,259      98.91%    56.74%
Condominium                      76     3,785,584         7.86     9.776       684        49,810      99.57     39.54
Two- to Four-Family               7       414,246         0.86     9.007       717        59,178      98.59     42.00
Planned Unit Development         48     2,905,742         6.03     9.628       680        60,536      99.63     63.64
                           --------   -----------   ----------  --------  --------   -----------   --------   -------
TOTAL:                          861   $48,174,767       100.00%    9.651%      681      $ 55,952      99.00%    55.68%
                           ========   ===========   ==========  ========  ========   ===========   ========   =======

DOCUMENTATION

                              NUMBER     AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED
                                OF       PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                             MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE     ORIGINAL     FULL
DOCUMENTATION                 LOANS     OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING     LTV        DOC
-------------                --------   -----------   ----------  --------  --------   -----------   --------   -------
Full Documentation                501   $26,822,821        55.68%    9.750%      667      $ 53,539      99.22%   100.00%
No Income Verification            354    21,005,420        43.60     9.533       698        59,337      98.75      0.00
Limited Income Verification         6       346,526         0.72     9.253       686        57,754      97.84      0.00
                             --------   -----------   ----------  --------  --------   -----------   --------   -------
TOTAL:                            861   $48,174,767       100.00%    9.651%      681      $ 55,952      99.00%    55.68%
                             ========   ===========   ==========  ========  ========   ===========   ========   =======

OCCUPANCY

                      NUMBER     AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED
                        OF       PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                     MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE     ORIGINAL     FULL
OCCUPANCY             LOANS     OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING     LTV        DOC
---------            --------   -----------   ----------  --------  --------   -----------   --------   -------
Primary                   860   $48,100,045        99.84%    9.653%      681      $ 55,930      99.02%    55.76%
Investment                  1        74,722         0.16     8.500       696        74,722      90.00      0.00
                     --------   -----------   ----------  --------  --------   -----------   --------   -------
TOTAL:                    861   $48,174,767       100.00%    9.651%      681      $ 55,952      99.00%    55.68%
                     ========   ===========   ==========  ========  ========   ===========   ========   =======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER     AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
MORTGAGE LOANS AGE        MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE     ORIGINAL     FULL
(MONTHS)                   LOANS     OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING     LTV        DOC
------------------        --------   -----------   ----------  --------  --------   -----------   --------   -------
4                              128   $ 7,599,708        15.78%    9.627%      688      $ 59,373      99.10%    52.43%
5                              690    38,206,028        79.31     9.652       680        55,371      99.13     56.78
6                               27     1,440,354         2.99     9.894       667        53,346      95.28     44.57
7                               16       928,676         1.93     9.432       683        58,042      98.76     54.01
                          --------   -----------   ----------  --------  --------   -----------   --------   -------
TOTAL:                         861   $48,174,767       100.00%    9.651%      681      $ 55,952      99.00%    55.68%
                          ========   ===========   ==========  ========  ========   ===========   ========   =======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.